STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1999

                     RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT


                       CONSECO VARIABLE INSURANCE COMPANY
               (FORMERLY GREAT AMERICAN RESERVE INSURANCE COMPANY)

  ADMINISTRATIVE OFFICE: 11825 NORTH PENNSYLVANIA STREET, CARMEL, INDIANA 46032
                              PHONE: (800) 437-3506

                  INDIVIDUAL DEFERRED VARIABLE ANNUITY CONTRACT
                           FLEXIBLE PURCHASE PAYMENTS

     THIS STATEMENT OF ADDITIONAL INFORMATION (WHICH IS NOT A PROSPECTUS) SHOULD
BE READ IN CONJUNCTION  WITH THE CURRENT  PROSPECTUS FOR RYDEX ADVISOR  VARIABLE
ANNUITY  ACCOUNT (THE "SEPARATE  ACCOUNT"),  DATED MAY 1, 1999. YOU MAY OBTAIN A
COPY OF THE CURRENT  PROSPECTUS BY WRITING TO OR CALLING  CONSECO  EQUITY SALES,
INC., 11825 NORTH PENNSYLVANIA STREET, CARMEL, INDIANA 46032,  TELEPHONE:  (800)
437-3506

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                                  TABLE OF CONTENTS
                                  -----------------
                                                                           Page
                                                                           ----
PERFORMANCE INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . .    3
     Total Return Information. . . . . . . . . . . . . . . . . . . . . .    3
     Comparisons of Total Return . . . . . . . . . . . . . . . . . . . .    4

DISTRIBUTION OF CONTRACTS. . . . . . . . . . . . . . . . . . . . . . . .    6

FEDERAL INCOME TAX . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     General . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    6
     Diversification . . . . . . . . . . . . . . . . . . . . . . . . . .    7
     Multiple Contracts. . . . . . . . . . . . . . . . . . . . . . . . .    9
     Contracts Owned by Other than Natural Persons . . . . . . . . . . .    9
     Tax Treatment of Assignments. . . . . . . . . . . . . . . . . . . .    9
     Income Tax Withholding. . . . . . . . . . . . . . . . . . . . . . .    9
     Tax Treatment of Withdrawals - Non-Qualified Contracts. . . . . . .   10
     Qualified Plans . . . . . . . . . . . . . . . . . . . . . . . . . .   11
     Tax Treatment of Withdrawals - Qualified Contracts. . . . . . . . .   13
     Mandatory Distributions - Qualified Contracts . . . . . . . . . . .   14
     Tax-Sheltered Annuities - Withdrawal Limitations. . . . . . . . . .   14

INDEPENDENT ACCOUNTANTS. . . . . . . . . . . . . . . . . . . . . . . . .   15

LEGAL OPINIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   15

FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . .   15




                               PERFORMANCE INFORMATION


TOTAL RETURN INFORMATION

     The following tables show investment returns of the subaccounts of the Separate Account (other than the U.S. Government Money Market Fund), assuming different amounts invested, different periods of time amounts are invested, and withdrawal and non-withdrawal of amounts at the end of the periods. Past performance of a subaccount does not necessarily indicate how a subaccount will perform in the future.

     The average annual rates of total return are computed by finding the average annual compounded rates of return over the periods shown that would equate the initial amount invested to the withdrawal value, in accordance n with the following formula: P(1 + T) = ERV. In the formula, P is a hypothetical purchase payment of $1,000; T is the average annual total return; n is the number of years; and ERV is the withdrawal value at the end of the period shown.

Table 1:   Amount Invested in Subaccount: $1,000  -  Withdrawn at End of Period
           Average Annual Total Return for the Periods Ending December 31, 1998
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                                                     DATE OF
                                                  COMMENCEMENT OF
                                                    CONTINUOUS
                                                    OPERATIONS
                                                  ---------------
                                                                                      SINCE COMMENCEMENT OF
                                                                    ONE YEAR          CONTINUOUS OPERATIONS
                                                                    --------          ---------------------
Nova Subaccount                                  5/7/97              21.59%                  27.03%

Ursa Subaccount                                 6/10/97             -27.00%                 -25.53%

OTC Subaccount                                   5/7/97              71.70%                  44.13%

Precious Metals Subaccount                      5/29/97             -22.63%                 -31.88%

U.S. Government Bond Subaccount                 8/18/97               5.53%                  11.39%

Juno Subaccount                                  3/4/98                N/A                  -17.37%


Table 2: Amount Invested in Subaccount: $1,000--Not Withdrawn at the End of Period
         Average Annual Total Return for the Periods Ending December 31, 1998


                                                     DATE OF
                                                  COMMENCEMENT OF
                                                    CONTINUOUS
                                                    OPERATIONS
                                                  ---------------
                                                                                      SINCE COMMENCEMENT OF
                                                                    ONE YEAR          CONTINUOUS OPERATIONS
                                                                    --------          ---------------------

Nova Subaccount                                  5/7/97              29.77%                  32.13%

Ursa Subaccount*                                6/10/97             -22.09%                 -22.35%

OTC Subaccount                                   5/7/97              83.25%                  49.92%

Precious Metals Subaccount                      5/29/97             -17.43%                 -29.04%

U.S. Government Bond Subaccount*                8/18/97              12.63%                  16.81%

Juno Subaccount*                                 3/4/98                N/A                  -10.64%

-------------------------

* Due to the nature of the investment activity of the Funds underlying the Subaccounts, there were discrete periods when certain Subaccounts had zero net assets. The discrete periods for the Ursa Subaccount, and the investment return for those periods, were as follows: 5/7/97 to 5/21/97 (-3.70%) and 5/24/97 to 6/3/97 (0.10%). The discrete periods for the U.S. Government Bond Subaccount, and the investment return for those periods, were as follows: 5/29/97 to 6/5/97 (1.50%), 6/24/97 to 7/14/97 (2.20%) and
     7/29/97 to 8/12/97 (-3.30%). The discrete periods for the Juno Subaccount, and the investment return for those periods, were as follows: 5/7/97 to 6/3/97 (-1.40%), 6/16/97 to 7/2/97 (-.31%), 7/7/97 (-0.52%), 7/24/97 to
     8/11/97  (2.87%),  8/26/97  to  10/19/97  (-2.06%),  10/22/97  to  12/11/97
     (-5.16%),  1/19/98 to 1/25/98 (2.93%), 2/1/98 to 2/2/98 (0.45%), 2/22/98 to
     2/24/98 (1.22%) and 3/1/98 to 3/2/98 (0.88%).

     The Performance Information Set Fort Above is For Past Performance and is Not an Indication or Representation of Future Performance.

COMPARISONS OF TOTAL RETURN

     Performance information for each of the Separate Account subaccounts contained in reports to Contract Owners or prospective Contract Owners, advertisements, and other promotional literature may be compared to the record of various unmanaged indexes for the same period. In conjunction with performance reports, promotional literature, and/or analyses of Contract Owner service for a subaccount, comparisons of the performance information of the subaccount for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor's Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a subaccount's investment performance.

     In particular, performance information for the Nova subaccount, the Ursa subaccount, and the Precious Metals subaccount may be compared to various unmanaged indexes, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index-TM- (the "S&P 500 Index") or the Dow Jones Industrial Average. Performance information for the Precious Metals subaccount also may be compared to the current benchmark for the Precious Metals subaccount, Philadelphia Stock Exchange Gold/Silver Index-TM- (the "XAU Index"). Performance information for the OTC subaccount may be compared to various unmanaged indexes, including, but not limited to the current benchmark for the OTC Fund, NASDAQ 100 Index-TM-, and the NASDAQ Composite Index-TM-. The NASDAQ Composite Index-TM- comparison may be provided to show how the OTC subaccount's total return compares to the record of a broad average of over-the-counter stock prices over the same period. The OTC Fund has the ability to invest in securities not included in the NASDAQ 100 Index-TM- or the NASDAQ Composite Index-TM-, and the OTC Fund's investment portfolio may or may not be similar in composition to NASDAQ 100 Index-TM- or the NASDAQ Composite Index-TM-. The NASDAQ Composite Index-TM- is based on the prices of an unmanaged group of stocks and, unlike the OTC Fund's returns, the returns of the NASDAQ Composite Index-TM-, and such other unmanaged indexes, may assume the reinvestment of dividends, but generally do not reflect payments of brokerage commissions or deductions for operating costs and other expenses of investing. Performance information for the U.S. Government Bond subaccount and the Juno subaccount may be compared to the price movement of the current long treasury bond (the "Long Bond") and to various unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index-TM-. Such unmanaged indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses.

     In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of Contract Owner service appearing in publications such as Money, Forbes, Kiplinger's Magazine, Personal Investor, Morningstar, Inc., the Morningstar Variable Annuity/Life Reporter, VARDS and similar sources which utilize information compiled internally or by Lipper Analytical Services, Inc., may be provided.

     From time to time, each subaccount, other than the U.S. Government Money Market subaccount, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the subaccount with other measures of investment return. For example, in comparing the total return of a subaccount with data published by Lipper Analytical Services, Inc., or with the performance of the S&P 500 Index or the Dow Jones Industrial Average for each of the Nova subaccount and the Ursa subaccount, the NASDAQ 100 Index-TM- for the OTC subaccount, the XAU Index for the Precious Metals subaccount, and the Lehman Government (LT) Index for the U.S. Government Bond subaccount and the Juno subaccount, Conseco Variable Insurance Company ("Conseco Variable") (formerly Great American Reserve Insurance Company) may calculate for each subaccount the aggregate total return for the specified periods of time by assuming the allocation of $10,000 to the subaccount and assuming the reinvestment of each dividend or other distribution at Accumulation Unit value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Each subaccount may show non-standardized total returns and average annual total returns that do not include the withdrawal charge (ranging from 7% to 0%) which, if included, would reduce total return. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.


                            DISTRIBUTION OF CONTRACTS

     Conseco Equity Sales, Inc. ("CES"), 11825 North Pennsylvania Street, Carmel, Indiana 46032, is the principal underwriter of the Contracts. Prior to November 2, 1998, PADCO Financial Services, Inc., was the principal underwriter of the Contracts. The offering of the Contracts is continuous, although Conseco Variable reserves the right to suspend the offer and sale of the Contracts whenever, in its opinion, market or other conditions make a suspension appropriate. CES is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and is a member of the National Association of Securities Dealers, Inc. The Contracts are sold by authorized broker-dealers, and their registered representatives, including registered representatives of CES. The broker-dealers and their registered representatives are also licensed insurance agents of Conseco Variable. Conseco Variable and its principal underwriter pay commissions to authorized broker-dealers not exceeding 7.0% of purchase payments.


                        FEDERAL INCOME TAX CONSIDERATIONS

GENERAL

NOTE: THE FOLLOWING DESCRIPTION IS BASED UPON CONSECO VARIABLE'S UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO ANNUITIES IN GENERAL. CONSECO VARIABLE CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN SUCH LAWS WILL BE MADE. PURCHASERS ARE CAUTIONED TO SEEK COMPETENT TAX ADVICE REGARDING THE POSSIBILITY OF SUCH CHANGES. CONSECO VARIABLE DOES NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED HEREIN MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code") governs taxation of annuities in general. A Contract Owner is not taxed on increases in the value of a Contract until distribution occurs, either in the form of a lump sum payment or as annuity payments under the annuity option selected. For a lump sum payment received as a total withdrawal (total surrender), the recipient is taxed on the portion of the payment that exceeds the cost basis of the Contract. For non-qualified Contracts, this cost basis is generally the purchase payments, while for qualified Contracts there may be no cost basis. The taxable portion of the lump sum payment is taxed at ordinary income tax rates.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includible in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the Contract (adjusted for any period or refund feature) bears to the expected return under the Contract. Payments received after the investment in the Contract has been recovered (i.e. when the total of the excludable amount equals the investment in the Contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the Contract within the meaning of
Section 72 of the Code. Contract Owners, annuitants and beneficiaries under the Contracts should seek competent financial advice about the tax consequences of any distributions.

     Conseco Variable is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Conseco Variable, and its operations form a part of Conseco Variable.

DIVERSIFICATION

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"), adequately diversified. Disqualification of the Contract as an annuity contract would result in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to the receipt of payments under the Contract. The Code contains a safe harbor provision which provides that annuity contracts such as the Contract meet the diversification requirements if, as of the end of each quarter, the underlying assets meet the diversification standards for a regulated investment company and no more than fifty-five percent (55%) of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies.

     Regulations issued by the Treasury Department (the "Regulations") amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if:

     (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment;

     (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments;

     (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and

     (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     The Code provides that, for purposes of determining whether or not the diversification standards imposed on the underlying assets of variable contracts by Section 817(h) of the Code have been met, "each United States government agency or instrumentality shall be treated as a separate issuer."

     Conseco Variable intends that all Funds underlying the Contracts will be managed in such a manner as to comply with these diversification requirements.

     The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which Contract Owner control of the investments of the Separate Account will cause the Contract Owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment for the Contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

     The amount of Contract Owner control which may be exercised under the Contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the Contract Owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the Contract Owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the Contract Owner with respect to earnings allocable to the Contract prior to receipt of payments under the Contract.

     In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the Contract Owners being retroactively determined to be the owners of the assets of the Separate Account.

     Due to the uncertainty in this area, Conseco Variable reserves the right to modify the Contract in an attempt to maintain favorable tax treatment.

MULTIPLE CONTRACTS

     The Code provides that multiple non-qualified annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such combination of contracts. For purposes of this rule, contracts received in a
Section 1035 exchange will be considered issued in the year of the exchange. Contract Owners should consult a tax adviser prior to purchasing more than one non-qualified annuity contract in any calendar year.

CONTRACTS OWNED BY OTHER THAN NATURAL PERSONS

     Under Section 72(u) of the Code, the investment earnings on premiums for the Contracts will be taxed currently to the Contract Owner if the Contract Owner is a non-natural person, e.g., a corporation or certain other entities. Such Contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to a Contract held by a trust or other entity as an agent for a natural person nor to Contracts held by qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a Contract to be owned by a non-natural person.

TAX TREATMENT OF ASSIGNMENTS

     An assignment or pledge of a Contract may be a taxable event. Contract Owners should therefore consult competent tax advisers should they wish to assign or pledge their Contracts.

     If the Contract is issued pursuant to a qualified plan it may not be assigned, pledged or otherwise transferred except as allowed under applicable law.

INCOME TAX WITHHOLDING

     All distributions or the portion thereof which is includible in the gross income of the Contract Owner are subject to federal income tax withholding. Generally, amounts are withheld from periodic payments at the same rate as wages and at the rate of 10% from non-periodic payments. However, the Contract Owner, in most cases, may elect not to have taxes withheld or to have withholding done at a different rate.

     Certain  distributions from retirement plans qualified under Section 401 or
Section 403(b) of the Code, which are not directly rolled over to another eligible retirement plan or individual retirement account or individual retirement annuity, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement generally does not apply to: a) a series of substantially equal payments made at least annually for the life or life expectancy of the participant or joint and last survivor expectancy of the participant and a designated beneficiary or for a specified period of 10 years or more; or b) distributions which are required minimum distributions; or c) the portion of the distributions not includible in gross income (i.e. returns of after-tax contributions); or d) hardship withdrawals. Participants should consult their own tax counsel or other tax adviser regarding withholding requirements.

TAX TREATMENT OF WITHDRAWALS - NON-QUALIFIED CONTRACTS

     Section 72 governs  treatment  of  distributions  from  annuity  contracts.
Section 72 generally provides that if the contract value exceeds the aggregate purchase payments made, any amount withdrawn will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are includible in gross income.
Section 72 further provides that a ten percent (10%) penalty will apply to the income portion of any premature distribution. However, the penalty is not imposed on amounts received: (a) after you reach age 59 1/2; (b) after your death; (c) if you become totally disabled (for this purpose disability is as defined in Section 72(m)(7) of the Code); (d) in a series of substantially equal periodic payments made not less frequently than annually for your life (or life expectancy) or for the joint lives (or joint life expectancies) of you and your beneficiary; (e) under an immediate annuity; or (f) which are allocable to purchase payments made prior to August 14, 1982.

     With respect to (d) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

     The above information does not apply to qualified Contracts. However, separate tax withdrawal penalties and restrictions may apply to such qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

QUALIFIED PLANS

     The Contracts offered herein are designed to be suitable for use under various types of qualified plans. Taxation of participants in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Contract Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan regardless of the terms and conditions of the Contracts issued pursuant to the plan. Some retirement plans are subject to distribution and other requirements that are not incorporated into Conseco Variable's administrative procedures. Contract Owners, participants and beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Contracts comply with applicable law. Following are general descriptions of the types of qualified plans with which the Contracts may be used. Such descriptions are not exhaustive and are for general informational purposes only. The tax rules regarding Qualified Plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a Contract issued under a qualified plan.

     Contracts issued pursuant to qualified plans include special provisions restricting Contract provisions that may otherwise be available as described herein. Generally, Contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified Contracts. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.)

     On July 6, 1983, the Supreme Court decided in ARIZONA  GOVERNING  COMMITTEE
V. NORRIS that optional annuity benefits provided under an employer's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women. The Contracts sold by CVIC in connection with certain qualified plans will utilize annuity tables which do not differentiate on the basis of sex. Such annuity tables will also be available for use in connection with certain non-qualified deferred compensation plans.

a.   Tax-Sheltered Annuities

     Section  403(b)  of  the  Code  permits  the  purchase  of   "tax-sheltered
     annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. These qualifying employers may make contributions to the Contracts for the benefit of their employees. Such contributions are not includible in the gross income of the employees until the employees receive distributions from the Contracts. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, nondiscrimination and withdrawals. (See "Tax Treatment of Withdrawals - Qualified Contracts" and "Tax-Sheltered Annuities - Withdrawal Limitations" below.) Employee loans are not permitted under these Contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

b.   Individual Retirement Annuities

     Section 408(b) of the Code permits eligible individuals to contribute up to $2,000 per year to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's taxable income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. (See "Tax Treatment of Withdrawals - Qualified Contracts" below.) Under certain conditions, distributions from other IRAs and other qualified plans may be rolled over or transferred on a tax-deferred basis into an IRA. Sales of Contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of Contracts to be qualified as Individual Retirement Annuities should obtain competent tax advice as to the tax treatment and suitability of such an investment.

     Roth IRAs

     Section 408A of the Code provides that beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year and are not deductible from taxable income. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $10,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRA and non-Roth IRAs.

     Qualified distributions from Roth IRAs are free from federal income tax. A qualified distribution requires that an individual has held a Roth IRA for at least five taxable years and, in addition, that the distribution is made: (i) after the individual reaches age 59 1/2, (ii) on the individual's death or disability, or (iii) as a qualified first-time home purchase (subject to a $10,000 lifetime maximum), for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions and conversions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

     Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA ("conversion deposits"), unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year period beginning with tax year 1998. In addition, distribution of amounts attributable to conversion deposits held for less than 5 taxable years will also be subject to the penalty tax.

     Purchasers of Contracts intended to be qualified as a Roth IRA should obtain competent tax advice as to the tax treatment and suitability of such an investment.

TAX TREATMENT OF WITHDRAWALS - QUALIFIED CONTRACTS

     In the case of a withdrawal under a qualified Contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified Contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including Contracts issued and qualified under Code Sections 403(b) (Tax-Sheltered Annuities) and 408 and 408A (Individual Retirement Annuities). To the extent amounts are not includible in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed. The tax penalty will not apply to the following distributions: (a) if distribution is made on or after the date on which the Contract Owner reaches age 59 1/2; (b) distributions following the death or disability of the Contract Owner (for this purpose disability is as defined in Section 72(m) (7) of the
Code); (c) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the Contract Owner or the joint lives (or joint life expectancies) of such Contract Owner and his or her designated Beneficiary;
(d) distributions to a Contract Owner who has separated from service after he has attained age 55; (e) distributions made to the Contract Owner to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the Contract Owner or Annuitant (as applicable) for amounts paid during the taxable year for medical care; (f) distributions made to an alternate payee pursuant to a qualified domestic relations order; (g) distributions from an Individual Retirement Annuity for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the Contract Owner and his or her spouse and dependents if the Contract Owner has received unemployment compensation for at least 12 weeks (this exception will no longer apply after the Contract Owner has been re- employed for at least 60 days); (h) distributions from an Individual Retirement Annuity made to the Contract Owner to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the Contract Owner for the taxable year; and (i) distributions from an Individual Retirement Annuity made to the Contract Owner which are qualified first-time home buyer distributions (as defined in Section 72(t)(8)of the Code.) The exceptions stated in (d) and (f) above do not apply in the case of an Individual Retirement Annuity. The exception stated in (c) above applies to an Individual Retirement Annuity without the requirement that there be a separation from service.

     With respect to (c) above, if the series of substantially equal periodic payments is modified before the later of your attaining age 59 1/2 or 5 years from the date of the first periodic payment, then the tax for the year of the modification is increased by an amount equal to the tax which would have been imposed (the 10% penalty tax) but for the exception, plus interest for the tax years in which the exception was used.

MANDATORY DISTRIBUTIONS - QUALIFIED CONTRACTS

     Generally, distributions from a qualified plan must begin no later than April 1st of the calendar year following the later of (a) the year in which the employee attains age 70 1/2 or (b) the calendar year in which the employee retires. The date set forth in (b) does not apply to an Individual Retirement Annuity. Required distributions must be over a period not exceeding the life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

TAX-SHELTERED ANNUITIES - WITHDRAWAL LIMITATIONS

     The Code limits the withdrawal of amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 403(b)(11) of the Code) to circumstances only: (1) when the Contract Owner attains age 59 1/2; (2) when the Contract Owner separates from service; (3) when the Contract Owner dies; (4) when the Contract Owner becomes disabled (within the meaning of Section 72(m)(7) of the Code); (5) in the case of hardship; or (6) pursuant to the terms of a qualified domestic relations order, if otherwise permissible.

     However, withdrawals for hardship are restricted to the portion of the Contract Owner's Contract Value which represents contributions made by the Contract Owner and does not include any investment results. The limitations on withdrawals became effective on January 1, 1989 and apply only to salary reduction contributions made after December 31, 1988, to income attributable to such contributions and to income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect transfers between Tax-Sheltered Annuity Plans. Contract Owners should consult their own tax counsel or other tax adviser regarding any distributions.


                             INDEPENDENT ACCOUNTANTS

     The financial statements of Conseco Variable as of December 31, 1998 and 1997, and for the years ended December 31, 1998, 1997 and 1996, included in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, 2900 One American Square, Box 82002, Indianapolis, Indiana, 46282-0002, as stated in their report herein.

                                 LEGAL OPINIONS

     Blazzard, Grodd & Hasenauer, P.C. of Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the Contracts described in the prospectus.

                              FINANCIAL STATEMENTS

     The financial statements of Conseco Variable are included on the following pages. They should only be considered as bearing on the ability of the Company to meet its obligations under the Contracts.

     The financial statements of Rydex Advisor Variable Annuity Account are also included herein.



Table of Contents

December 31, 1998

================================================================================

Rydex Advisor Variable Annuity Account                                      Page
Statement of Assets and Liabilities as of December 31, 1998 ...............    2
Statement of Operations for the Year Ended December 31, 1998 ..............    3
Statements of Changes in Net Assets
  for the Years Ended December 31, 1998 and 1997 ..........................    5
Notes to Financial Statements .............................................    9
Report of Independent Accountants .........................................   11

RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
Statement of Assets and Liabilities

December 31, 1998

====================================================================================================================================

                                                                                 SHARES                COST                VALUE
------------------------------------------------------------------------------------------------------------------------------------
Assets:

  Investments in Rydex Variable Trust portfolio shares,
  at net asset value (Note 2):
     Juno Fund ....................................................                8,187.8         $     68,747         $     68,802
     Money Market I Fund ..........................................           40,968,656.6           40,968,657           40,968,655
     Nova Fund ....................................................            1,842,133.2           28,068,573           29,256,759
     OTC Fund .....................................................            1,126,249.1           20,669,670           22,037,316
     Precious Metals Fund .........................................              464,174.2            2,683,754            2,694,995
     Ursa Fund ....................................................              874,306.5            5,498,574            5,509,005
     U.S. Government Bond Fund ....................................              374,466.8            5,016,942            4,972,544
------------------------------------------------------------------------------------------------------------------------------------
         Total assets .........................................................................................          105,508,076

Liabilities:
   Amounts due to Conseco Variable Insurance Company ..........................................................              106,182
                                                                                                                        ------------
         Net assets (Note 6) ..................................................................................         $105,401,894
====================================================================================================================================

                                                                                  UNITS             UNIT VALUE        REPORTED VALUE
                                                                              ------------------------------------------------------
Net assets attributable to:
  Contract owners' deferred annuity reserves:
     Juno Fund ....................................................                8,180.7         $   8.383692         $     68,584
     Money Market I Fund ..........................................            3,871,940.2            10.567066           40,915,048
     Nova Fund ....................................................            1,845,343.0            15.845676           29,240,708
     OTC Fund .....................................................            1,127,437.9            19.522364           22,010,254
     Precious Metals Fund .........................................              464,950.2             5.792543            2,693,244
     Ursa Fund ....................................................              875,815.4             6.286469            5,505,786
     U.S. Government Bond Fund ....................................              373,333.0            13.307877            4,968,270
------------------------------------------------------------------------------------------------------------------------------------
       Net assets attributable to contract owners' deferred annuity reserves ..................................         $105,401,894
====================================================================================================================================

   The accompanying notes are an integral part of these financial statements.

RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
Statement of Operations

For the Year Ended December 31, 1998



====================================================================================================================================
                                                                               RYDEX                         MONEY
                                                                           VARIABLE TRUST      JUNO         MARKET I        NOVA
                                                                               1998(1)        1998(2)        1998(2)       1998(2)
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest received from investments in securities .....................   $        --    $     8,048    $ 1,176,135   $   422,178
   Dividends from investments in securities .............................            --             --             --         9,338
   Dividends from investments in portfolio shares .......................       232,050             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
     Total investment income ............................................       232,050          8,048      1,176,135       431,516
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Mortality and expense risk fees ......................................       183,695          1,918        271,471       151,616
   Administrative fees ..................................................        22,044            230         32,576        18,194
   Other ................................................................            --          3,505        347,483       263,278
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses .....................................................       205,739          5,653        651,530       433,088
------------------------------------------------------------------------------------------------------------------------------------
       Net investment income ............................................        26,311          2,395        524,605        (1,572)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gains (losses) and unrealized appreciation
  (depreciation) on investments:
   Net realized gains (losses) on sales of investments in securities ....            --        (21,692)            --    (1,384,843)
   Net change in unrealized appreciation
     (depreciation) of investments in securities ........................            --          1,819             --       944,617
------------------------------------------------------------------------------------------------------------------------------------
     Net loss on investments in securities ..............................            --        (19,873)            --      (440,226)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gains on sales of investments in portfolio shares .......     9,159,007             --             --            --
   Net change in unrealized depreciation of investments
     in portfolio shares ................................................    (1,573,770)            --             --            --
------------------------------------------------------------------------------------------------------------------------------------
     Net gain on investments in portfolio shares ........................     7,585,237             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets from operations ............   $ 7,611,548    $   (17,478)   $   524,605   $  (441,798)
====================================================================================================================================


(1)  Period November 2, 1998, through December 31, 1998.

(2)  Period January 1, 1998, through November 1, 1998.



   The accompanying notes are an integral part of these financial statements.

RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
Statement of Operations - Continued

For the Year Ended December 31, 1998



====================================================================================================================================
                                                                                                                             U.S.
                                                                                             PRECIOUS                     GOVERNMENT
                                                                                OTC           METALS          URSA           BOND
                                                                               1998(2)        1998(2)        1998(2)       1998(2)
------------------------------------------------------------------------------------------------------------------------------------
Investment income:
   Interest received from investments in securities .....................   $    22,106    $       220    $   219,060   $    12,680
   Dividends from investments in securities .............................         5,412          6,396             --        48,402
   Dividends from investments in portfolio shares .......................            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
     Total investment income ............................................        27,518          6,616        219,060        61,082
------------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Mortality and expense risk fees ......................................       119,669          9,169         64,878        16,279
   Administrative fees ..................................................        14,360          1,100          7,785         1,953
   Other ................................................................       199,277         16,991        107,515        23,416
------------------------------------------------------------------------------------------------------------------------------------
     Total expenses .....................................................       333,306         27,260        180,178        41,648
------------------------------------------------------------------------------------------------------------------------------------
       Net investment income ............................................      (305,788)       (20,644)        38,882        19,434
------------------------------------------------------------------------------------------------------------------------------------
Net realized gains (losses) and unrealized appreciation
  (depreciation) on investments:
   Net realized gains (losses) on sales of investments in securities ....       465,853         53,198     (1,045,533)      118,373
   Net change in unrealized appreciation (depreciation)
     of investments in securities .......................................     3,223,602         19,034       (108,381)      (46,092)
------------------------------------------------------------------------------------------------------------------------------------
     Net gain (loss) on investments in securities .......................     3,689,455         72,232     (1,153,914)       72,281
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gains (losses) on sales of investments in
     portfolio shares ...................................................            --             --             --            --
   Net change in unrealized appreciation (depreciation)
     of investments in portfolio shares .................................            --             --             --            --
     Net gain (loss) on investments in portfolio shares .................            --             --             --            --
------------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets from operations .......................   $ 3,383,667    $    51,588    $(1,115,032)  $    91,715
====================================================================================================================================

(2)  Period January 1, 1998, through November 1, 1998

   The accompanying notes are an integral part of these financial statements.

RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
Statements of Changes in Net Assets

For the Year Ended December 31, 1998, and the Period Ended December 31, 1997



====================================================================================================================================
                                                                                  RYDEX VARIABLE TRUST             JUNO
                                                                                  --------------------------------------------------
                                                                                       1998 (1)         1998 (2)         1997 (3)
------------------------------------------------------------------------------------------------------------------------------------
Changes from operations:
   Net investment income ........................................................   $      26,310    $       2,395    $       6,316
   Net realized gains (losses) on sales of investments ..........................       9,159,007          (21,692)         (26,480)
   Net change in unrealized appreciation (depreciation) of investments ..........      (1,573,770)           1,819               --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations ......................       7,611,547          (17,478)         (20,164)
------------------------------------------------------------------------------------------------------------------------------------
Changes from contract owners' transactions:
   Net contract purchase payments ...............................................      15,167,095            2,976        6,578,572
   Contract redemptions .........................................................      (2,204,222)          (1,268)      (6,558,408)
   Net transfers (to) from fixed account ........................................          11,808          111,042               --
   Net assets transferred to Rydex Variable Trust ...............................      84,815,666          (95,272)              --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase in net assets from contract owners' transactions ..............      97,790,347           17,478           20,164
------------------------------------------------------------------------------------------------------------------------------------
       Net increase in net assets ...............................................     105,401,894               --               --
Net assets, beginning of period .................................................              --               --               --
------------------------------------------------------------------------------------------------------------------------------------
       Net assets, end of period ................................................   $ 105,401,894    $          --    $          --
====================================================================================================================================

(1)  Period November 2, 1998, through December 31, 1998.

(2)  Period January 1, 1998, through November 1, 1998.

(3)  Period May 7, 1997, through December 31, 1997.

   The accompanying notes are an integral part of these financial statements.

RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
Statements of Changes in Net Assets - Continued

For the Year Ended December 31, 1998, and the Period Ended December 31, 1997



====================================================================================================================================
                                                                             MONEY MARKET I                        NOVA
                                                                     ---------------------------------------------------------------
                                                                        1998 (2)         1997 (3)         1998 (2)        1997 (3)
------------------------------------------------------------------------------------------------------------------------------------
Changes from operations:
   Net investment income (loss) ...................................  $     524,605   $     221,638    $      (1,572)  $      25,410
   Net realized gains (losses) on sales of investments ............             --              --       (1,384,843)        112,377
   Net change in unrealized appreciation of investments ...........             --              --          944,617         198,918
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations ........        524,605         221,638         (441,798)        336,705
------------------------------------------------------------------------------------------------------------------------------------
Changes from contract owners' transactions:
   Net contract purchase payments .................................     53,901,012     122,126,822           79,915      76,198,580
   Contract redemptions ...........................................     (4,910,715)   (104,445,088)        (810,397)    (66,087,249)
   Net transfers (to) from fixed account ..........................    (35,290,688)             --       15,083,137              --
   Net assets transferred to Rydex Variable Trust .................    (32,127,586)             --      (24,358,893)             --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from contract
       owners' transactions .......................................    (18,427,977)     17,681,734      (10,006,238)     10,111,331
------------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets ......................    (17,903,372)     17,903,372      (10,448,036)     10,448,036
Net assets, beginning of period ...................................     17,903,372              --       10,448,036              --
------------------------------------------------------------------------------------------------------------------------------------
       Net assets, end of period ..................................  $          --   $  17,903,372    $          --   $  10,448,036
====================================================================================================================================

(2)  Period January 1, 1998, through November 1, 1998.

(3)  Period May 7, 1997, through December 31, 1997.

   The accompanying notes are an integral part of these financial statements.

RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
Statements of Changes in Net Assets - Continued

For the Year Ended December 31, 1998, and the Period Ended December 31, 1997



====================================================================================================================================
                                                                                 OTC                         PRECIOUS METALS
                                                                   -----------------------------------------------------------------
                                                                      1998 (2)          1997 (3)         1998 (2)        1997 (4)
------------------------------------------------------------------------------------------------------------------------------------
Changes from operations:
   Net investment loss ..........................................  $    (305,788)   $     (15,375)   $     (20,644)   $      (5,585)
   Net realized gains (losses) on sales of investments ..........        465,853          (81,503)          53,198         (365,727)
   Net change in unrealized appreciation
     (depreciation) of investments ..............................      3,223,602         (105,801)          19,034           39,904
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations ......      3,383,667         (202,679)          51,588         (331,408)
------------------------------------------------------------------------------------------------------------------------------------
Changes from contract owners' transactions:
   Net contract purchase payments ...............................         30,385       18,825,274             (657)       4,476,176
   Contract redemptions .........................................       (346,725)     (16,255,190)         (10,139)      (3,626,858)
   Net transfers (to) from fixed account ........................     10,730,100               --          608,988               --
   Net assets transferred to Rydex Variable Trust ...............    (16,164,832)              --       (1,167,690)              --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from contract
       owners' transactions .....................................     (5,751,072)       2,570,084         (569,498)         849,318
------------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets ....................     (2,367,405)       2,367,405         (517,910)         517,910
Net assets, beginning of period .................................      2,367,405               --          517,910               --
------------------------------------------------------------------------------------------------------------------------------------
       Net assets, end of period ................................  $          --    $   2,367,405    $          --    $     517,910
====================================================================================================================================

(2)  Period January 1, 1998, through November 2, 1998.

(3)  Period May 7, 1997, through December 31, 1997.

(4)  Period May 29, 1997, through December 31, 1997.

   The accompanying notes are an integral part of these financial statements.

RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
Statements of Changes in Net Assets - Continued

For the Year Ended December 31, 1998, and the Period Ended December 31, 1997



====================================================================================================================================
                                                                                URSA                    U.S. GOVERNMENT BOND
                                                                   -----------------------------------------------------------------
                                                                       1998 (2)         1997 (3)        1998 (2)         1997 (4)
------------------------------------------------------------------------------------------------------------------------------------
Changes from operations:
   Net investment income (loss) ................................   $      38,882    $      (3,330)   $      19,434    $       5,858
   Net realized gains (losses) on sales of investments .........      (1,045,533)        (254,521)         118,373           14,916
   Net change in unrealized appreciation
     (depreciation) of investments .............................        (108,381)         (77,323)         (46,092)          16,633
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from operations .....      (1,115,032)        (335,174)          91,715           37,407
------------------------------------------------------------------------------------------------------------------------------------
Changes from contract owners' transactions:
   Net contract purchase payments ..............................          22,859       45,239,040               69        3,840,174
   Contract redemptions ........................................        (400,593)     (42,025,022)         (23,708)      (2,985,562)
   Net transfers (to) from fixed account .......................       4,285,421               --        4,269,799               --
   Net assets transferred to Rydex Variable Trust ..............      (5,671,499)              --       (5,229,894)              --
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets from contract
       owners' transactions ....................................      (1,763,812)       3,214,018         (983,734)         854,612
------------------------------------------------------------------------------------------------------------------------------------
       Net increase (decrease) in net assets ...................      (2,878,844)       2,878,844         (892,019)         892,019
Net assets, beginning of period ................................       2,878,844               --          892,019               --
------------------------------------------------------------------------------------------------------------------------------------
       Net assets, end of period ...............................   $          --    $   2,878,844    $          --    $     892,019
====================================================================================================================================

(2)  Period January 1, 1998, through November 2, 1998.

(3)  Period May 7, 1997, through December 31, 1997.

(4)  Period May 29, 1997, through December 31, 1997.


   The accompanying notes are an integral part of these financial statements.

RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
Notes to Financial Statements

December 31, 1998

================================================================================

(1)  General

     Rydex Advisor Variable Annuity Account (the "Account") is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Account was established on April 15, 1996, as a segregated investment account for individual variable annuity contracts issued by Conseco Variable Insurance Company (the "Company") (formerly Great American Reserve Insurance Company prior to its name change in October 1998) and commenced operations on May 7, 1997. The Account was originally registered as a diversified, open-ended investment company. On November 2, 1998, the Account was reorganized as a unit investment trust pursuant to an Agreement and Plan of Reorganization approved by the contract owners of the Account on October 26, 1998 (the "Reorganization"). On November 2, 1998, the Account transferred its assets into the corresponding portfolios of the Rydex Variable Trust in exchange for shares of the portfolios. The respective interests of the contract owners in the Account immediately after the Reorganization were equal to their interests in the Juno, Money Market I, Nova, OTC, Precious Metals, Ursa and the U.S. Government Bond subaccounts immediately before the Reorganization.

     The operations of the Account are included in the operations of the Company pursuant to the provisions of the Texas Insurance Code. The Company is an indirect wholly owned subsidiary of Conseco, Inc., a publicly-held specialized financial services holding company listed on the New York Stock Exchange.

     Since November 2, 1998, the Account invests solely in the Rydex Variable Trust (the "Trust"). The Trust consists of seven funds: Juno, Money Market, Nova, OTC, Precious Metals, Ursa and U.S. Government Bond. The Trust is managed by PADCO Advisors II, Inc. ("PADCO").

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION, TRANSACTIONS, AND INCOME

     Investments in portfolio shares are valued using the net asset value of the respective funds of the Trust at the end of each New York Stock Exchange business day. Investment share transactions are accounted for on a trade date basis (the date the order to purchase or redeem shares is executed) and dividend income is recorded on the ex-dividend date. Prior to November 2, 1998, interest income was accrued on a daily basis. The cost of investments in portfolio shares sold is determined on a first-in first-out basis. The Account does not hold any investments which are restricted as to resale.

     Net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the contracts on each valuation date based on each contract's pro rata share of the assets of the Account as of the beginning of the valuation date.

FEDERAL INCOME TAXES

     No provision for federal income taxes has been made in the accompanying financial statements because the operations of the Account are included in the total operations of the Company, which is treated as a life insurance company for federal income tax purposes under the Internal Revenue Code. Net investment income and realized gains (losses) are retained in the Account and are not taxable until received by the contract owner or beneficiary in the form of annuity payments or other distributions.

ANNUITY RESERVES

     Deferred annuity contract reserves are comprised of net contract purchase payments less redemptions and benefits. These reserves are adjusted daily for the net investment income and net realized gains (losses) and unrealized appreciation (depreciation) on investments.

(3) Purchases and Sales of Investments in Securities and Investments in Portfolio Shares

     The aggregate cost of purchases of investments in securities were $116,032,035 for the period January 1, 1998, through November 2, 1998. The aggregate proceeds from sales of investments in securities were $120,715,273 for the period January 1, 1998, through November 2, 1998.

     The aggregate cost of purchases of investments in portfolio shares were $297,900,921 for the period November 2, 1998, to December 31, 1998 (including transfers related to the Reorganization of $80,508,735). The aggregate proceeds from sales of investments in portfolio shares were $204,085,011 for the period November 2, 1998, through December 31, 1998.

RYDEX ADVISOR VARIABLE ANNUITY ACCOUNT
Notes to Financial Statements - Continued

December 31, 1998

================================================================================

(4)  Deductions and Expenses

     The mortality risk assumed by the Company results from the life annuity payment option in the contracts in which the Company agrees to make annuity payments regardless of how long a particular annuitant or other payee lives. The annuity payments are determined in accordance with annuity purchase rate provisions established at the time the contracts are issued. Based on the actuarial determination of expected mortality, the Company is required to fund any deficiency in the annuity payment reserves from its general account assets.

     The expense risk assumed by the Company is the risk that the deductions for contract administrative charges and transfer processing fees may prove insufficient to cover the actual administrative and transfer processing expenses. The Company deducts daily from the Account a fee, which is equivalent on an annual basis to 1.25 percent of the daily value of the total investments of the Account, for assuming the mortality and expense risks. These total fees for the Account were $818,697 and $154,279 for the periods ended December 31, 1998 and 1997, respectively.

     The Company provides sales and administrative services to the Account. The Company may deduct a percentage of amounts surrendered to cover sales expenses. The percentage varies up to 7.00 percent based upon the number of years the contract has been held. These total fees for the Account were $344,498 and $8,611 for the periods ended December 31, 1998 and 1997, respectively. The Company also deducts daily from the Account a fee, which is equivalent on an annual basis to 0.15 percent of the daily value of the total investments of the Account for administrative expenses. These total fees for the Account were $98,244 and $18,514 for the periods ended December 31, 1998 and 1997, respectively.

     Under the terms of an investment advisory contract, the Account paid PADCO investments advisory fees calculated at an annual percentage rate of 0.50 percent of the average net assets of the Money Market and the U.S. Government Bond subaccounts, 0.75 percent of the average net assets of the Nova, Precious Metals and OTC subaccounts, and 0.90 percent of the average net assets of the Ursa and the Juno subaccounts.

     PADCO Services, Inc. (the "Servicer") provided tactical allocation administrative services to the Account during the periods of May 7, 1997, through December 31, 1997, and January 1, 1998, through November 2, 1998, calculated at an annual percentage rate of 0.20 percent of the average net assets of the Money Market, U.S. Government Bond, Precious Metals and the OTC subaccounts; and at an annual rate of 0.25 percent of the average net assets of the Nova, Ursa and the Juno subaccounts. The Servicer also provided other necessary services to the Account, such as accounting and auditing services, custody, printing and mailing, etc. during these periods.

     PADCO and the Servicer voluntarily agreed to waive their investment advisory and tactical allocation administrative service fees and, if necessary, to reimburse any subaccount expenses which would cause the ratios of expenses to average net assets to exceed 2.80 percent in the Nova, OTC and Precious Metals subaccounts, 2.90 percent in the Juno and Ursa subaccounts, 2.20 percent in the Money Market subaccount and 2.40 percent in the U.S. Government Bond subaccount for the period May 7, 1997, through December 31, 1997. Effective January 1, 1998, these voluntary limitations increased to 3.60 percent in the Nova, OTC and Precious Metals subaccounts, 3.70 percent in the Juno and Ursa subaccounts, 3.00 percent in the Money Market subaccount, and 3.20 percent in the U.S. Government Bond subaccount.

     The investment advisory fees were payable during the periods of May 7, 1997, through December 31, 1997, and January 1, 1998, through November 2, 1998. The applicable fees paid by the Account were $331,465 and $77,484 for the 1998 and 1997 periods, respectively. However, the Account was reimbursed $85,124 and $77,484 from PADCO for the 1998 and 1997 periods, respectively. Expenses paid by the Account to the Servicer during the 1998 and 1997 periods were $200,318 and $26,693 for the 1998 and 1997 periods, respectively. However, the Account was reimbursed $20,511 and $26,693 for the 1998 and 1997 periods, respectively. Both expenses are reported as other expenses in the Statement of Operations.

(5)  Other Transactions With Affiliates

     Conseco Equity Sales, Inc., a wholly owned subsidiary of Conseco, Inc., acts as principal underwriter for the Account.

(6)  Net Assets

     Net assets consisted of the following at December 31, 1998:

================================================================================
Proceeds from the sales of units since organization,
   less cost of units redeemed ...............................      $ 95,606,795
Undistributed net investment income ..........................           515,442
Undistributed net realized gains on sales
  of investments .............................................         6,746,497
Net unrealized appreciation of investments ...................         2,533,160
--------------------------------------------------------------------------------
     Net assets ..............................................      $105,401,894
================================================================================

REPORT OF INDEPENDENT ACCOUNTANTS


================================================================================

To The Board of Directors of Conseco Variable
Insurance Company and Contract Owners of
Rydex Advisor Variable Annuity Account

     In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Rydex Advisor Variable Annuity Account (the "Account") at December 31, 1998 and the results of its operations for the year ended December 31, 1998 and the changes in its net assets from inception (May 7, 1997) through December 31, 1997 and for the year ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio shares owned at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


/s/PricewaterhouseCoopers LLP

Indianapolis, Indiana
February 24, 1999

                        REPORT OF INDEPENDENT ACCOUNTANTS




To the Shareholders and Board of Directors
Conseco Variable Insurance Company

     In our opinion, the accompanying balance sheet and the related statements of operations, shareholder's equity and cash flows present fairly, in all material respects, the financial position of Conseco Variable Insurance Company (the "Company") at December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1998, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.




                                                   /s/PricewaterhouseCoopers LLP
                                                   PricewaterhouseCoopers LLP

Indianapolis, Indiana
March 30, 1999



                                       F-1





                       CONSECO VARIABLE INSURANCE COMPANY

                                  BALANCE SHEET
                           December 31, 1998 and 1997
                              (Dollars in millions)

                                     ASSETS


                                                                                            1998              1997
                                                                                            ----             ----
Investments:
    Actively managed fixed maturities at fair value (amortized cost:
       1998 - $1,520.5; 1997 - $1,705.2)...............................................  $1,524.1           $1,734.0
    Equity securities at fair value (cost: 1998 - $46.0 million; 1997 - $25.1 million).      45.7               25.4
    Mortgage loans.....................................................................     110.2              146.1
    Policy loans.......................................................................      79.6               80.6
    Other invested assets .............................................................     103.1               62.8
    Short-term investments.............................................................      48.4               49.5
    Assets held in separate accounts...................................................     696.4              402.1
                                                                                       ----------         ----------

          Total investments............................................................   2,607.5            2,500.5


Accrued investment income..............................................................      30.5               30.5
Cost of policies purchased.............................................................      98.0              106.4
Cost of policies produced..............................................................      82.5               55.9
Reinsurance receivables................................................................      22.2               21.9
Goodwill (net of accumulated amortization: 1998 - $14.7; 1997 - $13.2).................      46.7               48.2
Other assets...........................................................................      24.3                8.3
                                                                                       -----------      ------------

          Total assets.................................................................  $2,911.7           $2,771.7
                                                                                         ========           ========




                            (continued on next page)



                   The accompanying notes are an integral part
                          of the financial statements.

                                       F-2






                       CONSECO VARIABLE INSURANCE COMPANY

                            BALANCE SHEET (Continued)
                           December 31, 1998 and 1997
                 (Dollars in millions, except per share amount)


                      LIABILITIES AND SHAREHOLDER'S EQUITY


                                                                                            1998             1997
                                                                                            ----             ----
Liabilities:
    Insurance liabilities:

       Interest sensitive products.....................................................  $1,365.2           $1,522.1
       Traditional products............................................................     246.2              248.3
       Claims payable and other policyholder funds.....................................      62.6               62.5
       Liabilities related to separate accounts........................................     696.4              402.1
    Income tax liabilities.............................................................      37.5               44.2
    Investment borrowings..............................................................      65.7               61.0
    Other liabilities..................................................................      33.0               14.6
                                                                                       -----------       -----------

            Total liabilities..........................................................   2,506.6            2,354.8
                                                                                        ---------          ---------

Shareholder's equity:
    Common stock and additional paid-in capital (par value $4.80 per share, 1,065,000
       shares authorized,  1,043,565 shares issued and outstanding)....................     380.8              380.8
    Accumulated other comprehensive income:
       Unrealized gains of fixed maturity securities (net of applicable deferred
          income taxes:  1998 - $.5; 1997 - $4.4)......................................       1.0                8.2
       Unrealized gains (losses) of other investments (net of applicable deferred
          income taxes:  1998 - $(.9); 1997 - $.3).....................................      (1.8)                .5
    Retained earnings..................................................................      25.1               27.4
                                                                                       -----------       -----------

            Total shareholder's equity.................................................     405.1              416.9
                                                                                       ----------         ----------

            Total liabilities and shareholder's equity.................................  $2,911.7           $2,771.7
                                                                                         ========           ========

    The accompanying notes are an integral part of the financial statements.



                                       F-3






                       CONSECO VARIABLE INSURANCE COMPANY

                             STATEMENT OF OPERATIONS
              for the years ended December 31, 1998, 1997 and 1996
                              (Dollars in millions)


                                                                         1998              1997            1996
                                                                         ----              ----            ----
Revenues:

    Insurance policy income..........................................   $  73.6          $  75.7           $  81.4
    Net investment income............................................     198.0            222.6             218.4
    Net investment gains.............................................      18.5             13.3               2.7
                                                                       --------         --------         ---------

          Total revenues.............................................     290.1            311.6             302.5
                                                                        -------          -------           -------

Benefits and expenses:
    Insurance policy benefits........................................     170.6            191.0             180.6
    Amortization.....................................................      33.6             27.1              20.3
    Other operating costs and expenses...............................      38.7             32.2              60.5
                                                                       --------         --------          --------

          Total benefits and expenses................................     242.9            250.3             261.4
                                                                        -------          -------           -------

          Income before income taxes.................................      47.2             61.3              41.1

Income tax expense...................................................      16.6             22.1              15.4
                                                                       --------         --------          --------

          Net income.................................................   $  30.6          $  39.2           $  25.7
                                                                        =======          =======           =======

    The accompanying notes are an integral part of the financial statements.


                                       F-4







                       CONSECO VARIABLE INSURANCE COMPANY

                        STATEMENT OF SHAREHOLDER'S EQUITY
              for the years ended December 31, 1998, 1997 and 1996
                              (Dollars in millions)

                                                                            Common stock       Accumulated other
                                                                           and additional        comprehensive     Retained
                                                              Total        paid-in capital       income (loss)     earnings
                                                              -----        ---------------       -------------     --------

Balance, December 31, 1995.................................   $442.6          $380.8              $  12.4          $ 49.4

   Comprehensive income, net of tax:
     Net income............................................     25.7             -                    -              25.7
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income taxes of ($9.7))   (17.0)            -                  (17.0)            -
                                                             -------

         Total comprehensive income........................      8.7

   Dividends on common stock...............................    (54.4)            -                    -             (54.4)
                                                             -------      ----------          -----------       ---------

Balance, December 31, 1996.................................    396.9           380.8                 (4.6)           20.7

   Comprehensive income, net of tax:
     Net income............................................     39.2             -                    -              39.2
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income taxes of $7.2).     13.3             -                   13.3             -
                                                            --------

         Total comprehensive income........................     52.5

   Dividends on common stock...............................    (32.5)            -                    -             (32.5)
                                                             -------      ----------          -----------          ------

Balance, December 31, 1997.................................    416.9           380.8                  8.7            27.4

   Comprehensive income, net of tax:
     Net income............................................     30.6             -                    -              30.6
     Change in unrealized appreciation (depreciation) of
       securities (net of applicable income taxes of $(5.1))    (9.5)            -                   (9.5)            -
                                                            --------

         Total comprehensive income........................     21.1

   Dividends on common stock...............................    (32.9)            -                    -             (32.9)
                                                             -------      ----------          -----------          ------

Balance, December 31, 1998.................................   $405.1          $380.8             $    (.8)         $ 25.1
                                                              ======          ======             ========          ======


    The accompanying notes are an integral part of the financial statements.


                                       F-5









                       CONSECO VARIABLE INSURANCE COMPANY

                             STATEMENT OF CASH FLOWS
              for the years ended December 31, 1998, 1997 and 1996
                              (Dollars in millions)


                                                                         1998              1997             1996
                                                                         ----              ----             ----
Cash flows from operating activities:

   Net income........................................................$       30.6      $    39.2       $      25.7
     Adjustments to reconcile net income to net
       cash provided by operating activities:
         Amortization................................................        43.0           27.1              20.3
         Income taxes................................................        (1.2)           6.7              (3.9)
         Insurance liabilities.......................................       120.0           95.2             112.5
         Accrual and amortization of investment income.................       1.6             .3               3.1
         Deferral of cost of policies produced  .......................     (35.3)         (31.8)            (13.2)
         Investment gains..............................................     (18.5)         (13.3)             (2.7)
         Other.........................................................     (38.3)        (4.6)             (8.8)
                                                                         ---------     ----------      ------------

         Net cash provided by operating activities...................       101.9         118.8             133.0
                                                                       -----------      --------       -----------

Cash flows from investing activities:
   Sales of investments..............................................     1,185.0         755.2             988.9
   Maturities and redemptions........................................       145.5         150.4             101.7
   Purchases of investments..........................................    (1,420.7)       (923.5)         (1,049.6)
                                                                       ----------        --------         ---------

         Net cash provided (used) by investing activities............       (90.2)        (17.9)             41.0
                                                                       -----------       ---------      ------------

Cash flows from financing activities:
   Deposits to insurance liabilities.................................       400.4         255.9             169.8
   Investment borrowings.............................................         4.7          12.6             (35.8)
   Withdrawals from insurance liabilities............................      (385.0)       (302.2)           (267.7)
   Dividends paid on common stock....................................       (32.9)        (32.5)            (44.5)
                                                                       ------------       --------       -----------

         Net cash used by financing activities.......................       (12.8)        (66.2)           (178.2)
                                                                       ------------      ---------        ----------

         Net increase (decrease) in short-term
           investments...............................................        (1.1)         34.7              (4.2)

Short-term investments, beginning of year............................        49.5          14.8              19.0
                                                                     -------------     ---------      ------------

Short-term investments, end of year..................................$       48.4      $   49.5       $      14.8
                                                                     =============      ========       ===========

    The accompanying notes are an integral part of the financial statements.


                                       F-6




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------







1.   SIGNIFICANT ACCOUNTING POLICIES

     Basis of Presentation

     Conseco Variable Insurance Company ("we" or the "Company") markets tax-qualified annuities and certain employee benefit-related insurance products through professional independent agents. Prior to its name change in October 1998, the Company was named Great American Reserve Insurance Company. Since August 1995, the Company has been a wholly owned subsidiary of Conseco, Inc. ("Conseco"), a financial services holding company operating throughout the United States. Conseco's life insurance subsidiaries develop, market and administer supplemental health insurance, annuity, individual life insurance, individual and group major medical insurance and other insurance products. Conseco's finance subsidiaries originate, purchase, sell and service consumer and commercial finance loans.

     The following summary explains the accounting policies we use to arrive at the more significant numbers in our financial statements. We prepare our financial statements in accordance with generally accepted accounting principles ("GAAP"). We follow the accounting standards established by the Financial Accounting Standards Board, the American Institute of Certified Public Accountants and the Securities and Exchange Commission. We reclassified certain amounts in our 1997 and 1996 financial statements and notes to conform with the 1998 presentation.

     Investments

     Fixed maturities are securities that mature more than one year after issuance and include bonds, notes receivable and redeemable preferred stock. Fixed maturities that we may sell prior to maturity are classified as actively managed and are carried at estimated fair value, with any unrealized gain or loss, net of tax and related adjustments, recorded as a component of shareholder's equity. Fixed maturity securities that we intend to sell in the near term are classified as trading and included in other invested assets. We include any unrealized gain or loss on trading securities in net investment gains.

     Equity securities include investments in common stocks and non-redeemable preferred stock. We carry these investments at estimated fair value. We record any unrealized gain or loss, net of tax and related adjustments, as a component of shareholder's equity.

     Mortgage loans held in our investment portfolio are carried at amortized unpaid balances, net of provisions for estimated losses.

     Policy loans are stated at their current unpaid principal balances.

     Other invested assets include trading securities and certain non-traditional investments. Non-traditional investments include investments in venture capital funds, limited partnerships, mineral rights and promissory notes; we account for them using either the cost method, or for investments in partnerships over whose operations the Company exercises significant influence, the equity method.

     Short-term investments include commercial paper, invested cash and other investments purchased with maturities of less than three months. We carry them at amortized cost, which approximates their estimated fair value. We consider all short-term investments to be cash equivalents.

     We defer any fees received or costs incurred when we originate investments (primarily mortgage loans). We amortize fees, costs, discounts and premiums as yield adjustments over the contractual lives of the investments. We consider anticipated prepayments on mortgage-backed securities in determining estimated future yields on such securities.


                                       F-7




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     When we sell a security (other than a trading security), we report the difference between our sale proceeds and its amortized cost (determined based on specific identification) as an investment gain or loss.



     We regularly evaluate all of our investments based on current economic conditions, credit loss experience and other investee-specific developments. If there is a decline in a security's net realizable value that is other than temporary, we treat it as a realized loss and reduce our cost basis of the security to its estimated fair value.

     Separate Accounts

     Separate accounts are funds on which investment income and gains or losses accrue directly to certain policyholders. The assets of these accounts are legally segregated. They are not subject to the claims that may arise out of any other business of the Company. We report separate account assets at market value; the underlying investment risks are assumed by the contract holders. We record the related liabilities at amounts equal to the market value of the underlying assets.

     Cost of Policies Produced

     The costs that vary with, and are primarily related to, producing new insurance business are referred to as cost of policies produced. We amortize these costs using the interest rate credited to the underlying policy; (I) in relation to the estimated gross profits for universal life-type and investment-type products; or (ii) in relation to future anticipated premium revenue for other products.

     When we sell investments backing our universal life or investment-type product business at a gain or loss, we adjust the amortization to reflect the change in future investment yields resulting from the sale (thereby changing the future amortization to offset the change in yield). We also adjust the cost of policies produced for the change in amortization that would have been recorded if actively managed fixed maturity securities had been sold at their stated aggregate fair value and the proceeds reinvested at current yields. We include the impact of this adjustment in net unrealized appreciation (depreciation) within shareholder's equity.

     Each year, we evaluate the recoverability of the unamortized balance of the cost of policies produced. We consider estimated future gross profits or future premiums, expected mortality or morbidity, interest earned and credited rates, persistency and expenses in determining whether the balance is recoverable.

     Cost of Policies Purchased

     The cost assigned to the right to receive future cash flows from contracts existing at the date of an acquisition is referred to as cost of policies purchased. This balance is amortized, evaluated for recoverability, and adjusted for the impact of realized and unrealized gains (losses) in the same manner as the cost of policies produced described above.

     Goodwill

     Goodwill is the excess of the amount paid to acquire the Company over the fair value of its net assets. We amortize goodwill on the straight-line basis over a 40-year period. We continually monitor the value of our goodwill based on our estimates of future earnings. We determine whether goodwill is fully recoverable from projected undiscounted net cash flows over the remaining amortization period. If we were to determine that changes in such projected cash flows no longer support the recoverability of goodwill over the remaining amortization period, we would reduce its carrying value with a corresponding charge to expense or shorten the amortization period (no such changes have occurred).

     Recognition of Insurance Policy Income and Related Benefits and Expenses on Insurance Contracts

     Generally, we recognize insurance premiums for traditional life and accident and health contracts as earned over the

                                       F-8




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


premium-paying periods. We establish reserves for future benefits on a net-level premium method based upon assumptions as to investment yields, mortality, morbidity, withdrawals and dividends. We record premiums for universal life-type and investment-type contracts that do not involve significant mortality or morbidity risk as deposits to insurance liabilities. Revenues for these contracts consist of mortality, morbidity, expense and surrender charges. We establish reserves for the estimated present value of the remaining net costs of all reported and unreported claims.

     Reinsurance

     In the normal course of business, we seek to limit our exposure to loss on any single insured or to certain groups of policies by ceding reinsurance to other insurance enterprises. We currently retain no more than $.5 million of mortality risk on any one policy. We diversify the risk of reinsurance loss by using a number of reinsurers that have strong claims-paying ratings. If any reinsurer could not meet its obligations, the Company would assume the liability. The likelihood of a material loss being incurred as the result of the failure of one of our reinsurers is considered remote. The cost of reinsurance ceded totaled $21.0 million, $24.2 million and $24.6 million in 1998, 1997 and 1996, respectively. Reinsurance recoveries netted against insurance policy benefits totaled $21.8 million, $14.9 million and $19.4 million in 1998, 1997 and 1996, respectively.

     Income Taxes

     Our income tax expense includes deferred income taxes arising from temporary differences between the tax and financial reporting bases of assets and liabilities. In assessing the realization of deferred income tax assets, we consider whether it is more likely than not that the deferred income tax assets will be realized. The ultimate realization of deferred income tax assets depends upon generating future taxable income during the periods in which temporary differences become deductible. If future income is not generated as expected, deferred income tax assets may need to be written off (no such write-offs have occurred).

     Investment Borrowings

     As part of our investment strategy, we may enter into reverse repurchase agreements and dollar-roll transactions to increase our investment return or to improve our liquidity. We account for these transactions as collateral borrowings, where the amount borrowed is equal to the sales price of the underlying securities. Reverse repurchase agreements involve a sale of securities and an agreement to repurchase the same securities at a later date at an agreed-upon price. Dollar rolls are similar to reverse repurchase agreements except that, with dollar rolls, the repurchase involves securities that are only substantially the same as the securities sold. We account for these transactions as short-term collateralized borrowings. Such borrowings averaged approximately $66.0 million during 1998 (compared with an average of $90.4 million during 1997) and were collateralized by investment securities with fair values approximately equal to the loan value. The weighted average interest rate on short-term collateralized borrowings was 4.4 percent in both 1998 and 1997. The primary risk associated with short-term collateralized borrowings is that a counterparty will be unable to perform under the terms of the contract. Our exposure is limited to the excess of the net replacement cost of the securities over the value of the short-term investments (such excess was not material at December 31, 1998). We believe the counterparties to our reverse repurchase and dollar-roll agreements are financially responsible and that the counterparty risk is minimal.

     Use of Estimates

     When we prepare financial statements in conformity with GAAP, we are required to make estimates and assumptions that significantly affect various reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reporting periods. For example, we use significant estimates and assumptions in calculating values for the cost of policies produced, the cost of policies purchased, goodwill, liabilities for insurance and deposit products, liabilities related to litigation, guaranty fund assessment accruals, gain on sale of finance receivables and deferred income taxes. If our future experience differs materially from these estimates and assumptions, our financial statements could be affected.


                                       F-9




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Fair Values of Financial Instruments


     We use the following methods and assumptions to determine the estimated fair values of financial instruments:

     Investment securities. For fixed maturity securities (including redeemable preferred stocks) and for equity and trading securities, we use quotes from independent pricing services, where available. For investment securities for which such quotes are not available, we use values obtained from broker-dealer market makers or by discounting expected future cash flows using a current market rate appropriate for the yield, credit quality, and (for fixed maturity securities) the maturity of the investment being priced.

     Short-term investments. We use quoted market prices. The carrying amount for these instruments approximates their estimated fair value.

     Mortgage loans and policy loans. We discount future expected cash flows for loans included in our investment portfolio based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. We aggregate loans with similar characteristics in our calculations.

     Other invested assets. We use quoted market prices, where available. When quotes are not available, we assume a market value equal to carrying value.

     Insurance liabilities for investment contracts. We discount future expected cash flows based on interest rates currently being offered for similar contracts with similar maturities.

     Investment borrowings. Due to the short-term nature of these borrowings (terms generally less than 30 days), estimated fair values are assumed to approximate the carrying amount reported in the balance sheet.

     Here are the estimated fair values of our financial instruments:

                                                                              1998                           1997
                                                                   -----------------------   ------------------------------------
                                                                   Carrying           Fair       Carrying            Fair
                                                                    Amount            Value       Amount             Value
                                                                                        (Dollars in millions)
Financial assets:
   Actively managed fixed maturities............................   $1,524.1        $1,524.1      $1,734.0        $1,734.0
   Equity securities ...........................................       45.7            45.7          25.4            25.4
   Mortgage loans...............................................      110.2           119.0         146.1           154.6
   Policy loans.................................................       79.6            79.6          80.6            80.6
   Other invested assets........................................      103.1           103.1          62.8            62.8
   Short-term investments.......................................       48.4            48.4          49.5            49.5

Financial liabilities:
   Insurance liabilities for investment contracts (1)...........    1,036.0         1,036.0       1,177.5         1,177.5
   Investment borrowings........................................       65.7            65.7          61.0            61.0

(1) The estimated fair value of the liabilities for investment contracts was approximately equal to its carrying value at December 31, 1998 and 1997. This was because interest rates credited on the vast majority of account balances approximate current rates paid on similar investment contracts and because these rates are not generally guaranteed beyond one year. We are not required to disclose fair values for insurance liabilities, other than those for investment contracts. However, we take into consideration the estimated fair values of all insurance liabilities in our overall management of interest rate risk. We attempt to minimize exposure to changing interest rates by matching investment maturities with amounts due under insurance contracts.

     Recently Issued Accounting Standards

     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") was issued in June 1998. SFAS 133 requires all derivative instruments to be recorded on the balance sheet at estimated fair value. Changes in the fair value of derivative instruments are to be recorded each period either in current earnings or other comprehensive income, depending on whether a derivative is designated as part of a hedge transaction and, if it is, on the type of hedge transaction. SFAS 133 is effective for year 2000. We are currently evaluating the impact of SFAS 133; at present, we do not believe it will have a material effect on our financial position or results of operations.


                                      F-10




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


2.   INVESTMENTS:

       At December 31, 1998, the amortized cost and estimated fair value of actively managed fixed maturities and equity securities were as follows:

                                                                                        Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           ----         -----        ------        -----
                                                                        (Dollars in millions)
Investment grade:
   Corporate securities................................................ $   860.4       $20.7        $15.0     $   866.1
   United States Treasury securities and obligations of
     United States government corporations and agencies................      26.9          .8           .2          27.5
   States and political subdivisions...................................      17.3          .3          -            17.6
   Debt securities issued by foreign governments.......................      11.7         -             .8          10.9
   Mortgage-backed securities .........................................     487.4         8.0          1.2         494.2
Below-investment grade (primarily corporate securities)................     116.8         1.2         10.2         107.8
                                                                       ----------     -------       ------    ----------

     Total actively managed fixed maturities...........................  $1,520.5       $31.0        $27.4      $1,524.1
                                                                         ========       =====        =====      ========

Equity securities......................................................$     46.0     $    .8       $  1.1    $     45.7
                                                                       ==========     =======       ======    ==========

     At December 31, 1997, the amortized cost and estimated fair value of actively managed fixed maturities and equity securities were as follows:

                                                                                        Gross         Gross      Estimated
                                                                         Amortized   unrealized    unrealized      fair
                                                                           cost         gains        losses        value
                                                                           ----         -----        ------        -----
                                                                                         (Dollars in millions)
Investment grade:
   Corporate securities................................................ $   955.8       $28.3       $  5.3     $   978.8
   United States Treasury securities and obligations of
     United States government corporations and agencies................      28.0          .7          -            28.7
   States and political subdivisions...................................      20.4         1.1           .1          21.4
   Debt securities issued by foreign governments.......................      13.5          .1           .7          12.9
   Mortgage-backed securities .........................................     551.6         8.6           .4         559.8
Below-investment grade (primarily corporate securities)................     135.9         1.8          5.3         132.4
                                                                       ----------     -------      -------    ----------

     Total actively managed fixed maturities...........................  $1,705.2       $40.6        $11.8      $1,734.0
                                                                         ========       =====        =====      ========

Equity securities......................................................$     25.1     $    .5      $    .2    $     25.4
                                                                       ==========     =======      =======    ==========

     Net  unrealized   gains   (losses)  on  actively   managed  fixed  maturity
investments included in shareholders' equity as of December 31, 1998 and 1997, were as follows:

                                                                                                        1998       1997
                                                                                                        ----       ----
                                                                                                     (Dollars in millions)

Net unrealized gains on actively managed fixed maturity investments..................................  $  3.6      $  28.8
Adjustments to cost of policies purchased and cost of policies produced..............................    (2.1)       (16.2)
Deferred income tax benefit..........................................................................     (.5)        (4.4)
                                                                                                      -------     --------
       Net unrealized gain on actively managed fixed maturity investments...........................   $  1.0     $    8.2
                                                                                                        ======     ========


                                      F-11




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------


     The following table sets forth the amortized cost and estimated fair value of actively managed fixed maturities at December 31, 1998, by contractual maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties. Most of the mortgage-backed securities shown below provide for periodic payments throughout their lives.

                                                                                                                 Estimated
                                                                                                 Amortized         fair
                                                                                                   cost            value
                                                                                                   ----            -----
                                                                                                     (Dollars in millions)

Due in one year or less........................................................................ $     14.5    $     14.5
Due after one year through five years..........................................................      132.1         133.4
Due after five years through ten years.........................................................      249.3         245.6
Due after ten years............................................................................      637.2         636.4
                                                                                                ----------    ----------

     Subtotal..................................................................................    1,033.1       1,029.9
Mortgage-backed securities.....................................................................      487.4         494.2
                                                                                                ----------    ----------

        Total actively managed fixed maturities ...............................................   $1,520.5      $1,524.1
                                                                                                  ========      ========


       Net investment income consisted of the following:

                                                                                          1998         1997         1996
                                                                                          ----         ----         ----
                                                                                               (Dollars in millions)

Actively managed fixed maturity securities...........................................    $118.4        $133.6      $146.4
Equity securities....................................................................       3.2           1.7         1.6
Mortgage loans.......................................................................      12.1          16.4        19.0
Policy loans.........................................................................       5.1           5.4         5.0
Other invested assets................................................................      13.3           7.7         9.8
Short-term investments...............................................................       2.9           3.4         2.3
Separate accounts....................................................................      44.1          55.7        35.6
                                                                                       --------      --------    --------

    Gross investment income..........................................................     199.1         223.9       219.7
Investment expenses..................................................................       1.1           1.3         1.3
                                                                                      ---------     ---------   ---------

       Net investment income.........................................................    $198.0        $222.6      $218.4
                                                                                         ======        ======      ======

     The Company had no significant fixed maturity investments and mortgage loans that were not accruing investment income in 1998, 1997 and 1996.











                                      F-12




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     Investment gains (losses), net of investment expenses, were included in revenue as follows:


                                                                                           1998         1997         1996
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)
Fixed maturities:
    Gross gains........................................................................ $  34.0        $20.6        $16.6
    Gross losses.......................................................................   (12.4)        (5.1)        (9.2)
    Other than temporary decline in fair value.........................................        -         (.3)         (.2)
                                                                                       -----------  --------      -------

         Net investment gains from fixed maturities before expenses....................    21.6         15.2          7.2

Other..................................................................................      .1          2.2          (.6)
                                                                                       ----------    -------      -------

         Net investment gains before expenses..........................................    21.7         17.4          6.6
Investment expenses....................................................................     3.2          4.1          3.9
                                                                                       ---------     -------      -------

         Net investment gains.......................................................... $  18.5        $13.3       $  2.7
                                                                                        =======        =====       ======

     At December 31, 1998, the mortgage loan balance was primarily comprised of commercial loans. Approximately 15 percent, 12 percent, 12 percent, 11 percent and 8 percent of the mortgage loan balance were on properties located in California, Michigan, Florida, Texas and Georgia, respectively. No other state comprised greater than 8 percent of the mortgage loan balance. Noncurrent mortgage loans were insignificant at December 31, 1998. At December 31, 1998, our allowance for loss on mortgage loans was $.8 million.

     Life insurance companies are required to maintain certain investments on deposit with state regulatory authorities. Such assets had an aggregate carrying value of $16.1 million at December 31, 1998.

     The Company had no investments in any single entity in excess of 10 percent of shareholder's equity at December 31, 1998, other than investments issued or guaranteed by the United States government or a United States government agency.
3.   INSURANCE LIABILITIES:


     These liabilities consisted of the following:

                                                                                    Interest
                                                         Withdrawal    Mortality      rate
                                                         assumption   assumption   assumption      1998              1997
                                                         ----------   ----------   ----------      ----              ----
                                                                                                    (Dollars in millions)
   Future policy benefits:
     Interest-sensitive products:

       Investment contracts............................      N/A          N/A         (C)        $1,036.0       $1,177.5
       Universal life-type contracts...................      N/A          N/A         4.8%          329.2          344.6
                                                                                               ----------     ----------

         Total interest-sensitive products.............                                           1,365.2        1,522.1
                                                                                                ---------      ---------
     Traditional products:
       Traditional life insurance contracts............    Company        (a)         7.6%          139.9          142.8
                                                         experience
       Limited-payment contracts.......................     None          (b)         7.6%          106.3          105.5
                                                                                               ----------     ----------

         Total traditional products....................                                             246.2          248.3
                                                                                               ----------     ----------

   Claims payable and other policyholder funds ........      N/A          N/A          N/A           62.6           62.5
   Liabilities related to separate accounts............      N/A          N/A          N/A          696.4          402.1
                                                                                               ----------     ----------

       Total...........................................                                          $2,370.4       $2,235.0
                                                                                                 ========       ========

                                      F-13




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

-------------

(a)  Principally  modifications  of the 1975 - 80  Basic,  Select  and  Ultimate
     Tables.
(b) Principally the 1984 United States Population Table and the NAIC 1983 Individual Annuitant Mortality Table.

(c) At December 31, 1998 and 1997, approximately 95 percent and 97 percent, respectively, of this liability represented account balances where future benefits are not guaranteed. The weighted average interest rate on the remainder of the liabilities representing the present value of guaranteed future benefits was approximately 6 percent at December 31, 1998.


4.   INCOME TAXES:

     Income tax liabilities were comprised of the following:

                                                                                                      1998           1997
                                                                                                      ----           ----
                                                                                                        (Dollars in millions)
Deferred income tax liabilities (assets):
    Investments (primarily actively managed fixed maturities)..................................   $    5.4         $  9.8
    Cost of policies purchased and cost of policies produced...................................       56.7           52.2
    Insurance liabilities......................................................................      (28.2)         (19.5)
    Unrealized appreciation (depreciation).....................................................        (.4)           4.7
    Other......................................................................................       (2.2)          (4.0)
                                                                                                  --------         ------

         Deferred income tax liabilities.......................................................       31.3           43.2
Current income tax liabilities (assets)........................................................        6.2            1.0
                                                                                                 ---------        -------

         Income tax liabilities................................................................    $  37.5         $ 44.2
                                                                                                   =======         ======


       Income tax expense was as follows:

                                                                                               1998       1997       1996
                                                                                               ----       ----       ----
                                                                                                  (Dollars in millions)

Current tax provision.....................................................................     $20.8      $16.3      $10.5
Deferred tax provision (benefit)..........................................................      (4.2)       5.8        4.9
                                                                                              ------    -------    -------
         Income tax expense...............................................................     $16.6      $22.1      $15.4
                                                                                               =====      =====      =====

     A reconciliation of the income tax provisions based on the U.S. statutory corporate tax rate to the provisions reflected in the statement of operations is as follows:

                                                                                                1998       1997       1996
                                                                                                ----       ----       ----
                                                                                                   (Dollars in millions)

Tax on income before income taxes at statutory rate.......................................      35.0%      35.0%      35.0%
State taxes...............................................................................       1.0         .7        1.5
Other.....................................................................................       (.8)        .3        1.0
                                                                                                 -----     ------    -------

         Income tax expense...............................................................      35.2%      36.0%      37.5%
                                                                                                ====       ====       ====

5.   OTHER DISCLOSURES:

     Litigation

     The Company is involved on an ongoing basis in lawsuits related to its operations. Although the ultimate outcome of certain of such matters cannot be predicted, none of such lawsuits currently pending against the Company is expected, individually or in the aggregate, to have a material adverse effect on the Company's financial condition, cash flows or results of operations.

                                      F-14




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------

     Guaranty Fund Assessments

     The balance sheet at December 31, 1998, includes: (i) accruals of $2.4 million, representing our estimate of all known assessments that will be levied against the Company by various state guaranty associations based on premiums written through December 31, 1998; and (ii) receivables of $1.9 million that we estimate will be recovered through a reduction in future premium taxes as a result of such assessments. These estimates are subject to change when the associations determine more precisely the losses that have occurred and how such losses will be allocated among the insurance companies. We recognized expense for such assessments of $1.1 million in 1998, $1.2 million in 1997 and $1.4 million in 1996.

     Related Party Transactions

     The Company operates without direct employees through management and service agreements with subsidiaries of Conseco. Fees for such services (including data processing, executive management and investment management services) are based on Conseco's direct and directly allocable costs plus a 10 percent margin. Total fees incurred by the Company under such agreements were $37.8 million in 1998, $36.7 million in 1997 and $44.1 million in 1996.

     During 1998 and 1997, the Company purchased $13.0 million and $11.2 million par value, respectively, of senior subordinated notes issued by subsidiaries of Conseco. Such notes had a carrying value of $45.5 million and $29.8 million at December 31, 1998 and 1997, respectively, and are classified as "other invested assets" in the accompanying balance sheet. In addition, during 1997, a subsidiary of Conseco redeemed $16.5 million par value of such notes which were purchased in 1996.

6.   OTHER OPERATING STATEMENT DATA:

     Insurance policy income consisted of the following:

                                                                                           1998         1997         1996
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)
Traditional products:

    Direct premiums collected.........................................................    $445.8        $309.6      $241.3
    Reinsurance assumed...............................................................      15.6          14.9         1.7
    Reinsurance ceded.................................................................     (21.0)        (24.2)      (24.6)
                                                                                         -------       -------     -------

          Premiums collected, net of reinsurance......................................     440.4         300.3       218.4
    Less premiums on universal life and products
       without mortality and morbidity risk which are
       recorded as additions to insurance liabilities ................................     400.4         255.9       169.8
                                                                                         -------       -------     -------
          Premiums on traditional products with mortality or morbidity risk,
             recorded as insurance policy income......................................      40.0          44.4        48.6
Fees and surrender charges on interest sensitive products.............................      33.6          31.3        32.8
                                                                                        --------      --------    --------

          Insurance policy income.....................................................   $  73.6       $  75.7     $  81.4
                                                                                         =======       =======     =======

     The five states with the largest shares of 1998 collected premiums were Texas (17 percent), Florida (16 percent), California (13 percent), Michigan (7.1 percent) and Indiana (6.2 percent). No other state accounted for more than 5.0 percent of total collected premiums.




                                      F-15




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------




     Changes in the cost of policies purchased were as follows:

                                                                                           1998         1997         1996
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)

Balance, beginning of year............................................................    $106.4       $143.0     $120.0
    Amortization......................................................................     (21.1)      (15.4)      (15.3)
    Amounts related to fair value adjustment of actively managed fixed maturities.....      11.8       (21.2)       36.6
    Other ............................................................................        .9          -          1.7
                                                                                      ----------  -----------   ---------

Balance, end of year..................................................................   $  98.0       $106.4      $143.0
                                                                                         =======       ======      ======

     Based on current conditions and assumptions as to future events on all policies in force, the Company expects to amortize approximately 10 percent of the December 31, 1998, balance of cost of policies purchased in 1999, 9 percent in 2000, 9 percent in 2001, 8 percent in 2002 and 8 percent in 2003. The discount rates used to determine the amortization of the cost of policies purchased ranged from 3.6 percent to 8.0 percent and averaged 5.8 percent.

     Changes in the cost of policies produced were as follows:

                                                                                           1998         1997         1996
                                                                                           ----         ----         ----
                                                                                                (Dollars in millions)

Balance, beginning of year............................................................   $  55.9        $38.2       $24.0
    Additions.........................................................................      35.3         31.8        13.2
    Amortization......................................................................     (11.0)       (10.2)       (3.5)
    Amounts related to fair value adjustment of actively managed fixed maturities.....       2.3         (3.9)        4.5
                                                                                         ---------     -------     -------

Balance, end of year..................................................................   $  82.5        $55.9       $38.2
                                                                                         =======        =====       =====

7.   STATEMENT OF CASH FLOWS:

     Income taxes paid during 1998, 1997, and 1996, were $17.1 million, $14.8 million and $18.1 million, respectively.

     Short-term investments having original maturities of three months or less are considered to be cash equivalents. All cash is invested in short-term investments.

8.   STATUTORY INFORMATION:

     Statutory accounting practices prescribed or permitted for insurance companies by regulatory authorities differ from generally accepted accounting principles. The Company reported the following amounts to regulatory agencies:

                                                                                     1998            1997
                                                                                     ----            ----
                                                                                      (Dollars in millions)

   Statutory capital and surplus.................................................. $134.0           $140.7
   Asset valuation reserve........................................................   30.9             29.2
   Interest maintenance reserve...................................................   73.1             68.8
                                                                                  --------        --------

       Total...................................................................... $238.0           $238.7
                                                                                   ======           ======




                                      F-16




                       CONSECO VARIABLE INSURANCE COMPANY

                          Notes to Financial Statements
                         ------------------------------



     The Company's statutory net income was $32.7 million, $32.7 million and $32.6 million in 1998, 1997 and 1996, respectively.

     State insurance laws generally restrict the ability of insurance companies to pay dividends or make other distributions. Approximately $32.9 million of the Company's net assets at December 31, 1998, are available for distribution in 1999 without permission of state regulatory authorities.










                                      F-17